SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of report: November 4, 2005
(Date of earliest event reported)

LIMELIGHT MEDIA GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-09358	88-0441338
(Commission File No.)	(I.R.S. Employer Identification No.)

1300 North Northlake Way
Seattle, Washington 98103
(Address of principal executive offices; zip code)

(206) 633-1852
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2005, we entered into an agreement (the “Letter Agreement”) with certain of our stockholders pursuant to which we agreed to issue such stockholders a promissory note (the “Promissory Note”) in lieu of the issuance of the additional shares of our common stock required to be issued under the terms of the Agreement and Plan of Merger, dated as of June 30, 2005, by and among Impart, Inc., a Washington corporation (“Impart”), our company and Limelight Merger II Corp., a Washington corporation (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each stockholder who owned shares of Impart (the “Impart Stockholders”) as of June 30, 2005 was entitled to receive a certain number of additional shares of our common stock following the consummation of such transaction. The aggregate number of shares issuable was approximately 57.5 million shares. The Letter Agreement provides that the principal amount of each such Promissory Note issued in lieu of shares shall equal the number of additional shares of common stock that such Impart Stockholder was entitled to receive pursuant to the Merger Agreement multiplied by $.08.

In connection with the Letter Agreement, we issued Promissory Notes to the Impart Stockholders in the aggregate principal amount of $4.6 million. The principal amount of the Promissory Notes, together with interest thereon at a rate of 6% per annum, is required to be paid on or before November 4, 2007.

The above description of the material agreements is not a complete description of the terms of such material agreements and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Number	Documents

10.1	Letter Agreement, dated as of November 4, 2005, by and among our company and certain of our stockholders named therein

10.2	Form of Promissory Note made by our company in favor of certain stockholders, dated as of November 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT MEDIA GROUP, INC.

Date: November 4, 2005	By:	/s/ David V. Lott
David V. Lott
Chief Executive Officer

EXHBIT INDEX

Number	Documents

10.1	Letter Agreement, dated as of November 4, 2005, by and among our company and certain of our stockholders named therein

10.2	Form of Promissory Note made by our company in favor of certain stockholders, dated as of November 4, 2005.